UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 11, 2008
FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0431154 (I.R.S. Employer Identification No.)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
On December 11, 2008, the Company and the members of its Board of Directors entered a Memorandum of Understanding (the “MOU”) with plaintiff in the matter of Doug Edrington v. Bobby R., Johnson Jr., et. al. originally filed on July 23, 2008 in the Superior Court of the State of California for the County of Santa Clara.
In connection with, and pursuant to, the MOU, the Company is providing below supplemental disclosures to those set forth in its definitive revised proxy materials (the “Revised Proxy Materials”) filed by the Company with the Securities and Exchange Commission on November 14, 2008 and relating to the rescheduled special meeting of stockholders of the Company to be held for the purpose of, among other things, adopting the Agreement and Plan of Merger, dated as of July 21, 2008 (the “Merger Agreement”), among Brocade Communications Systems, Inc., Falcon Acquisition Sub, Inc., a wholly-owned subsidiary of Brocade, and the Company as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of November 7, 2008.
Opinion of Merrill Lynch. The Company’s disclosures contained in the Revised Proxy Materials under the section entitled “Proposal No.1 — The Merger — Opinion of Merrill Lynch” beginning on page 36 of the Revised Proxy Materials are supplemented as follows:
Opinion of Merrill Lynch
Comparable Public Trading Multiples Analysis
The subsection entitled “Comparable Public Trading Multiples Analysis” on pages 38-39 of the Revised Proxy Materials makes reference to eight publicly traded networking companies that Merrill Lynch deemed to be relevant to its analysis of us. The subsection also makes reference to the full ranges of multiples from which Merrill Lynch determined relevant ranges of multiples for such companies. The multiples for each company from which such relevant ranges were derived, which are based on publicly available information and research analyst estimates, are set forth in the table below:

Company	CY2009 Enterprise Value/EBITDA	CY2009 Share Price/Cash EPS
Cisco Systems, Inc.	7.2x	12.0x
Juniper Networks, Inc.	6.3x	12.5x
F5 Networks, Inc.	6.5x	12.9x
Riverbed Technology, Inc.	5.8x	15.4x
Blue Coat Systems, Inc.	4.0x	7.3x
Aruba Networks, Inc.	4.3x	10.6x
Extreme Networks, Inc.	4.2x	11.0x
SonicWALL, Inc.	2.4x	13.9x

Max	7.2x	15.4x

Company	CY2009 Enterprise Value/EBITDA		CY2009 Share Price/Cash EPS
Mean	5.1	x	12.0	x
Median	5.0	x	12.3	x
Min	2.4	x	7.3	x
Comparable Transaction Analysis
The subsection entitled “Comparable Transaction Analysis” on page 39 of the Revised Proxy Materials makes reference to ten precedent transactions in the networking industry which Merrill Lynch deemed to be relevant to its analysis of us. The subsection also makes reference to the full ranges of multiples from which Merrill Lynch determined relevant ranges for such transactions. The multiples for each transaction from which such relevant ranges were derived, which are based on publicly available information and research analyst estimates, are set forth in the table below:

			Enterprise Value		Enterprise Value/
Date Announced	Acquirer	Target	(in millions)	Form of Consideration	NTM EBITDA
04/21/08	Blue Coat Systems, Inc.	Packeteer, Inc.	$192.6	Cash	19.5	x*
09/23/07	Arris Group, Inc.	CCOR, Inc.	638.0	Cash/Stock	11.3	x
06/27/07	CommScope, Inc.	Andrew Corporation	2,631.6	Cash/Stock	9.7	x
04/26/07	Mitel Networks Corp./ Francisco Partners	Inter-Tel, Inc.	515.3	Cash	8.0	x
01/04/07	Cisco Systems, Inc.	IronPort Systems, Inc.	830.0	Cash/Stock	NA
12/19/06	LM Ericsson AB	Redback Networks, Inc.	1,885.8	Cash	32.8	x*
11/14/06	Motorola, Inc.	Netopia, Inc.	177.1	Cash	14.3	x
08/23/06	International Business Machine Corp.	Internet Security Systems, Inc.	1,067.8	Cash	14.2	x
11/14/05	Gores Group LLC & Tennenbaum Capital Partners LLC	Enterasys Networks, Inc.	270.9	Cash	11.2	x
04/26/05	Juniper Networks, Inc.	Peribit Networks, Inc.	337.0	Cash/Stock	NA

				Max	14.3	x
				Mean	11.5	x
				Median	11.3	x
				Min	8.0	x

*	Denotes multiple excluded from the max, mean, median and min statistic.
General
The last paragraph on page 41 of the Revised Proxy Materials makes reference to terms of the engagement letter between Merrill Lynch and us. Under the terms of the engagement letter between Merrill Lynch and us, Merrill Lynch agreed to provide financial advisory services to us, including an opinion as to the fairness from a financial point of view of the consideration to be received pursuant to the merger by holders of shares of our common stock, and we agreed to pay Merrill Lynch a customary fee, which is contingent upon completion of the merger, of $15.8 million plus 0.60% of any dividend declared by us.

Opinion of Houlihan Lokey. The Company’s disclosures contained in the Revised Proxy Materials under the section entitled “Proposal No. 1 — The Merger — Opinion of Houlihan Lokey” beginning on page 42 of the Revised Proxy Materials are supplemented as follows:
Opinion of Houlihan Lokey
Selected Companies Analysis
The subsection entitled “Selected Companies Analysis” on pages 45-46 of the Revised Proxy Materials makes reference to fifteen publicly traded companies that Houlihan Lokey selected as part of its analysis. At the bottom of page 46, the same subsection also makes reference to a range of selected multiples that Houlihan Lokey derived from its selected companies analysis. Differences in such multiples for a particular company relative to the multiples determined by Merrill Lynch for the same company may arise from, among other things, the dates of each of the Houlihan Lokey and Merrill Lynch analyses, and the methodologies and sources of publicly available information used by each of them. These multiples are set forth below:

	CY2008		CY2009		CY2008		CY2009
	Enterprise		Enterprise		Enterprise		Enterprise		Share Price/	Share Price/
Company	Value/Revenue		Value/Revenue		Value/EBITDA		Value/EBITDA		2008 EPS	2009 EPS
3Com Corporation	0.6x		0.5x		4.0x	*	3.8x	*	6.5x *	6.8x	*
Adtran, Inc.	1.5x		1.5x		5.8x		5.9x		12.2x	11.9x
Alcatel-Lucent	0.4x	*	0.4x	*	5.2x		4.4x		24.8x	8.5x	*
Aruba Networks, Inc.	0.6x		0.5x		9.6x		4.1x		NM	11.3x
Blue Coat Systems, Inc.	1.2x		0.9x		6.7x		6.6x		13.3x	8.6x	*
Brocade Communications Systems, Inc.	0.7x		0.6x		2.3x	*	1.7x	*	6.5x *	6.4x	*
Cisco Systems, Inc.	2.2x		2.1x		6.7x		6.6x		11.0x	10.8x
Citrix Systems, Inc.	2.4x		2.2x		9.1x		8.2x		15.2x	13.8x
Extreme Networks, Inc.	0.5x	*	0.5x	*	17.2x		9.1x		21.6x	15.1x
F5 Networks, Inc.	2.6x		2.4x		9.2x		8.0x		21.2x	13.4x
Juniper Networks, Inc.	2.1x		1.9x		8.0x		6.0x		14.5x	13.0x
Nortel Networks Corporation	0.3x	*	0.3x	*	3.7x	*	3.6x	*	NEG	17.9x
Riverbed Technology, Inc.	1.6x		1.4x		12.3x		9.0x		21.2x	16.8x
SonicWALL, Inc.	0.7x		0.7x		6.6x		5.8x		17.1x	14.4x
Telefonaktiebolaget LM Ericsson	0.8x		0.8x		6.3x		5.2x		12.8x	10.9x

Mean	1.4x		1.3x		8.5x		6.6x		16.8x	13.2x
Median	1.3x		1.2x		7.3x		6.3x		15.2x	13.5x

*	Denotes multiple excluded from mean and median statistics
Selected Transactions Analysis
The subsection entitled “Selected Transactions Analysis” on page 47 of the Revised Proxy

Materials makes reference to 15 precedent transactions, as to which Houlihan Lokey reviewed publicly available information and data as part of its analysis. At the bottom of page 47 of the Revised Proxy Materials, the same subsection also makes reference to a range of selected multiples that Houlihan Lokey derived from its selected transactions analysis. Differences in such multiples and transaction values for a particular transaction relative to the multiples and transaction values determined by Merrill Lynch for the same transaction may arise from, among other things, the methodologies and sources of publicly available information used by each of them. These multiples are set forth below:

			Transaction		Transaction		Transaction		Transaction
		Transaction	Value/ LTM		Value/ NTM		Value/ TM		Value/ NTM
Acquiror	Target	Value	Revenue		Revenue		EBITDA		EBITDA
Blue Coat Systems, Inc.	Packeteer, Inc.	$190.2	1.3	x	1.1	x	NM		14.2	x
Aastra Technologies Limited	Telefonaktiebolaget LM Ericsson’s Enterprise Communication Business	$138.6	0.3	x	NA		3.5	x	NA
Arris Group, Inc.	CCOR, Inc.	$655.4	2.4	x	2.1	x	15.2	x*	10.8	x
CommScope, Inc.	Andrew Corporation	$2,838.9	1.3	x	1.2	x	12.9	x	10.8	x
Mitel Networks Corporation	Inter-Tel, Inc.	$466.0	1.0	x	1.0	x	9.6	x	7.3	x
Silver Lake Partners and Texas Pacific Group, Inc.	Avaya, Inc.	$7,371.0	1.4	x	1.4	x	13.6	x	10.4	x
Cisco Systems, Inc.	IronPort Systems, Inc.	$830.0	8.3	x*	6.4	x*	NA		NA
Telefonaktiebolaget LM Ericsson	Redback Networks, Inc.	$1,900	7.8	x*	5.8	x*	NM		25.1	x*
Motorola, Inc.	Netopia, Inc.	$181.4	1.7	x	1.3	x	NM		17.2	x*
International Business Machines Corp.	Internet Security Systems, Inc.	$1,058.6	3.1	x	2.9	x	12.3	x	11.7	x
Brocade Communications Systems, Inc.	McDATA Corp.	$653.3	1.0	x	0.9	x	4.7	x	3.5	x
Alcatel SA	Lucent Technologies, Inc.	$14,617.6	1.6	x	1.5	x	8.3	x	8.9	x
Cisco Systems, Inc.	Scientific-Atlanta, Inc.	$5,324.0	2.7	x	2.3	x	12.3	x	9.8	x
Gores Group LLC and Tennenbaum Capital Partners LLC	Enterasys Networks, Inc.	$276.2	0.8	x	0.8	x	NM		12.8	x
Juniper Networks, Inc.	Peribit Networks, Inc.	$337.0	10.0	x*	NA		NA		NA

		Mean	1.6	x	1.5	x	9.7	x	10.0	x
		Median	1.4	x	1.3	x	11.0	x	10.6	x

*	Denotes multiple excluded from mean and median statistics

Other Matters
The first paragraph on page 49 of the Revised Proxy Materials makes reference to terms of the engagement letter between Houlihan Lokey and us. Under the terms of the engagement letter between Houlihan Lokey and us, Houlihan Lokey was engaged by us to provide an opinion to the board of directors regarding the fairness from a financial point of view of the consideration to be received by the holders of our common stock (other than Brocade, Falcon Acquisition Sub, Inc. and their respective affiliates). We agreed to pay Houlihan Lokey a customary fee of $850,000, a portion of which was payable upon Houlihan Lokey’s engagement and the balance of which was payable upon the delivery of Houlihan Lokey’s opinion. None of the fees payable to Houlihan Lokey are contingent upon the successful completion of the merger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: December 11, 2008	By:	/s/ Cliff Moore
Cliff Moore
Vice President, General Counsel and Corporate Secretary